NATIONWIDE VARIABLE INSURANCE TRUST

NVIT Multi-Manager International Growth Fund
NVIT Multi-Manager International Value Fund
NVIT Multi-Manager Large Cap Growth Fund
NVIT Multi-Manager Large Cap Value Fund
NVIT Multi-Manager Mid Cap Growth Fund
NVIT Multi-Manager Mid Cap Value Fund
NVIT Multi-Manager Small Cap Growth Fund
NVIT Multi-Manager Small Cap Value Fund
NVIT Multi-Manager Small Company Fund

Supplement dated September 12, 2019
to the Prospectus dated April 30, 2019

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Prospectus.

NVIT Multi-Manager Small Cap Value Fund (the “Fund”)

1.
At a meeting of the Board of Trustees (the “Board”) of Nationwide Variable Insurance Trust held on September 11, 2019 (the “Meeting”), the Board approved the termination of Epoch Investment Partners, Inc. and J.P. Morgan Investment Management Inc. as the subadvisers to the Fund, and the appointment of Jacobs Levy Equity Management, Inc. and WCM Investment Management, LLC (together, the “Companies”) as the Fund’s new subadvisers, effective on or about November 1, 2019 (the “Effective Date”).

2.	As of the Effective Date, the Prospectus is amended as follows:

a.	All references to, and information regarding, Epoch Investment Partners, Inc. and J.P. Morgan Investment Management Inc. in the Prospectus are deleted in their entirety.

b.
The information under the heading “Principal Investment Strategies” on page 28 of the Prospectus is deleted in its entirety and replaced with the following:

Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities (primarily common stocks) issued by small-cap companies. The Fund uses a value style of investing, which means that it invests in small-cap companies that the Fund’s subadvisers believe have good earnings growth potential, but which the market has undervalued. The Fund also invests in stocks that are not well recognized and stocks of special situation companies and turnarounds (companies that have experienced significant business problems but which a subadviser believes have favorable prospects for recovery). The Fund may invest in real estate securities, including real estate investment trusts (“REITs”), and may invest up to 20% of its total assets in equity securities of foreign companies. The Fund also may invest in initial public offerings (“IPOs”) of small companies to capitalize on the opportunity for growth although such IPOs may not be available for investment by the Fund and the impact of any such IPO would be uncertain. The Fund may invest in any economic sector and, at times, emphasize one or more particular industries or sectors. The Fund generally considers selling a security when its market capitalization exceeds the small-cap range, it reaches a target price, fails to perform as expected, or when other opportunities appear more attractive. The Fund may enter into repurchase agreements to generate additional income.

The Fund consists of two portions managed by different subadvisers acting independently with respect to the assets of the Fund they manage. Nationwide Fund Advisors (“NFA”) is the Fund’s investment adviser and, subject to the approval of the Board of Trustees of Nationwide Variable Insurance Trust (the “Trust”), selects the Fund’s subadvisers and monitors their performance on an ongoing basis. NFA also determines the amount of Fund assets to allocate to each subadviser. NFA has chosen the Fund’s current subadvisers because they approach investing in small-cap securities in a different manner from each other. For example, as of the date of this Prospectus, one subadviser invests in small-cap value stocks using a multidimensional investment process that combines finance and behavioral theory and quantitative and statistical methods, while the other subadviser uses an actively managed bottom-up stock selection process for choosing securities across the small-cap equity market universe. In allocating assets between the subadvisers, NFA seeks to increase diversification among securities and investment styles in order to potentially increase the possibility for investment return and reduce risk and volatility.

c.
The information under the heading “Portfolio Management – Subadvisers” on page 30 of the Prospectus is deleted in its entirety and replaced with the following:

Jacobs Levy Equity Management, Inc. (“Jacobs Levy”)
WCM Investment Management, LLC (“WCM”)

d.	The table under the heading “Portfolio Management – Portfolio Managers” on page 31 of the Prospectus is deleted in its entirety and replaced with the following:

Portfolio Manager	Title	Length of Service with Fund
Jacobs Levy
Bruce I. Jacobs, Ph.D.	Principal, Co-Chief Investment Officer, Portfolio Manager and Co-Director of Research	Since 2019
Kenneth N. Levy, CFA	Principal, Co-Chief Investment Officer, Portfolio Manager and Co-Director of Research	Since 2019
WCM
Jonathon Detter, CFA	Portfolio Manager and Business Analyst	Since 2019
Anthony B. Glickhouse, CFA	Portfolio Manager and Business Analyst	Since 2019
Patrick McGee, CFA	Portfolio Manager and Business Analyst	Since 2019

e.
The information under the heading “How the Funds Invest – Principal Investment Strategies” on page 51 of the Prospectus is deleted in its entirety and replaced with the following:

Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities (primarily common stocks) issued by small-cap companies, utilizing a value style of investing. This means that the Fund invests in smaller companies that the Fund’s subadvisers believe have good earnings growth potential, but which the market has undervalued. The Fund will also invest in stocks that are not well recognized and stocks of special situation companies and turnarounds (companies that have experienced significant business problems but which a subadviser believes have favorable prospects for recovery). The Fund may invest in real estate securities, including real estate investment trusts (“REITs”), and may invest up to 20% of its total assets in equity securities of foreign companies. The Fund also may invest in initial public offerings (“IPOs”) of small-cap companies in order to capitalize on the opportunity for growth, although such IPOs may not be available for investment by the Fund and the impact of any such IPO would be uncertain. The Fund may invest in any economic sector and, at times, emphasize one or more particular industries or sectors. The Fund generally considers selling a security when its market capitalization exceeds the small-cap range, it reaches a target price, fails to perform as expected, or when other opportunities appear more attractive. The Fund may enter into repurchase agreements to generate additional income.

The Fund consists of two portions managed by different subadvisers acting independently with respect to the assets of the Fund they manage. NFA has selected Jacobs Levy Equity Management, Inc. and WCM Investment Management, LLC. as subadvisers to each manage the assets of a portion of the Fund. The subadvisers have been chosen because they approach investing in small-cap securities in a different manner from each other. In allocating assets between the subadvisers, NFA seeks to increase diversification among securities and investment styles in order to increase the potential for investment return and, at the same time, reduce risk and volatility.

Pursuant to a Manager-of-Managers Exemptive Order that the Trust received from the SEC, NFA may allocate and reallocate Fund assets to or among unaffiliated subadvisers at any time, subject to the approval of the Board of Trustees of the Trust. In addition, certain subadvisers may have limits as to the amount of assets that the subadviser will manage.

The two portions are each managed as follows:

JACOBS LEVY EQUITY MANAGEMENT, INC. (“JACOBS LEVY”) – invests in small cap value stocks using a dynamic, multidimensional investment process that combines human insight and intuition, finance and behavioral theory, and statistical and quantitative techniques. The firm’s security evaluation process focuses on modeling a large number of stocks and proprietary factors, using financial statements, security analyst forecasts, corporate management signals, economic releases, and security prices. This investment approach is intended to promote diversification across market inefficiencies, securities, industries, and sectors, while managing known risk exposures relative to the underlying benchmark. The range of models is designed to allow the portfolio to be diversified across exposures to numerous potential opportunities. Jacobs Levy generally considers selling a stock when the return prediction generated by its models, adjusted for risk and expected transaction costs, is notably surpassed by another stock’s return prediction. Partial sales may occur when Jacobs Levy’s investment process determines that these transactions could benefit portfolio performance or when, as a result of market action, a position has grown to a size that impinges on portfolio risk or liquidity limitations. Sales may also occur under special circumstances; for example, if a company agrees to be acquired, and trades as a merger arbitrage situation, its stock may be sold. Sales can be triggered when necessary valuation data are no longer available; for example, if all security analysts drop coverage of a stock, the position may be sold.

WCM INVESTMENT MANAGEMENT, LLC (“WCM”) – uses an actively managed bottom-up approach to choosing securities across the small-cap equity market universe. WCM selects securities using a process that seeks to identify companies that have all three of the following attributes: durable competitive advantages, stakeholder-friendly management, and trade at a discount to intrinsic value. The portfolio is constructed using WCM’s best ideas that are generated through multiple sources, including management discussions, industry knowledge, prior research and various ad-hoc screens. WCM’s goal is to uncover companies with sustained high return on invested capital, consistent growth in free cash flow and stable to growing market share. WCM assigns the highest portfolio security weights to companies in which WCM has the highest level of conviction. WCM is not constrained by the sector weights in the benchmark.

f.
The information under the heading “How the Funds Invest – Key Terms” beginning on page 51 of the Prospectus is supplemented with the following:

Bottom-up approach – a method of investing that involves the selection of securities based on their individual attributes regardless of broader national, industry or economic factors.

g.
The information relating to Jacobs Levy Equity Management, Inc. under the heading “Fund Management – Subadvisers” on page 60 of the Prospectus is deleted in its entirety and replaced with the following:

JACOBS LEVY EQUITY MANAGEMENT, INC. (“JACOBS LEVY”), located at 100 Campus Drive, Florham Park, NJ 07932, is the subadviser to a portion of the NVIT Multi-Manager Small Cap Value Fund and NVIT Multi-Manager Small Company Fund. Jacobs Levy was established in 1986 as a New Jersey corporation. Jacobs Levy is an independent investment advisory firm focusing exclusively on the management of equity portfolios in a variety of strategies.

h.
The information relating to WCM Investment Management, LLC under the heading “Fund Management – Subadvisers” on page 61 of the Prospectus is deleted in its entirety and replaced with the following:

WCM INVESTMENT MANAGEMENT, LLC (“WCM”), located at 281 Brooks Street, Laguna Beach, California 92651, is the subadviser to a portion of the NVIT Multi-Manager International Growth Fund and

NVIT Multi-Manager Small Cap Value Fund. WCM is a Delaware limited liability company founded in 1976 and provides investment advice to institutional and high net worth clients.

i.
The information under the heading “NVIT Multi-Manager Small Cap Value Fund” on page 64 of the Prospectus is deleted in its entirety and replaced with the following:

Jacobs Levy

The portfolio managers for the portion of the Fund managed by Jacobs Levy are Dr. Bruce I. Jacobs and Kenneth N. Levy, CFA. Dr. Jacobs and Mr. Levy are jointly responsible for the day-to-day portfolio management of the portion of the Fund managed by Jacobs Levy.

Dr. Jacobs is a Principal and Co-Founder of Jacobs Levy. He is Co-Chief Investment Officer, Portfolio Manager, and Co-Director of Research.

Mr. Levy is a Principal and Co-Founder of Jacobs Levy. He is Co-Chief Investment Officer, Portfolio Manager, and Co-Director of Research.

WCM

Jonathon Detter, CFA, Anthony B. Glickhouse, CFA, and Patrick McGee, CFA, are responsible for the day-to-day management of the Fund.

Mr. Detter’s primary responsibilities are portfolio management and equity research for WCM’s U.S. Focused Small Cap strategy. Prior to joining WCM, he was principal at Opus Capital Management from 2003 to 2016, where he also served as a portfolio manager.

Mr. Glickhouse’s primary responsibilities are portfolio management and equity research for WCM’s U.S. Focused Small Cap strategy. Prior to joining WCM, he was at Opus Capital Management from 2012 to 2016, where he was a research analyst and a portfolio manager.

Mr. McGee’s primary responsibilities are portfolio management and equity research for WCM’s U.S. Focused Small Cap strategy. Prior to joining WCM, he was at Opus Capital Management from 2011 to 2016, where he was a research analyst and a portfolio manager.

3.
Shareholders of the Fund will receive an Information Statement in the near future, as required under the Trust’s Manager of Managers Exemptive Order, with more detailed information about the Companies.

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